BETWEEN

(1)

AFRICAN PRECIOUS MINERALS LIMITED

(2)

APM MINING LIMITED

(3)

ADIL BIN SALIM BIN SULAIMAN AL FAIRUZ

(4)

SADIQ BIN SALIM BIN SULAIMAN AL FAIRUZ

(5)

YASSER BIN SALIM BEN SULAIMAN AL FAIRUZ

(6)

SULAIMAN BIN SALIM BIN SULAIMAN AL FAIRUZ

(7)

MAHMOOD BIN SALIM BIN SULAIMAN AL FAIRUZ

AND

(8)

AL FAIRUZ MINING COMPANY LLC

NOVATION AGREEMENT

Al Busaidy, Mansoor Jamal & Co.

Barristers & Legal Consultants

P.O. Box 686, Ruwi

Postal Code 112

Sultanate of Oman

Tel : +968 24814466

Fax : +968 24812256

Email 1 mj-co@omantel.net.om

Website:www.amjoman.corn

INDEX

1.

DEFINITIONS AND INTERPRETATION

4

2.

CONDITIONS PRECEDENT

4

3.

NOVATION

5

4.

REPRESENTATIONS AND WARRANTIES

6

5.

ACKNOWLEDGMENTS

6

6.

FURTHER ASSURANCE

7

7.

INDEMNITY

7

8.

CHANGE OF CONTROL, MERGER., ETC.

7

9.

GOVERNING LAW AND JURISDICTION

7

10

CONFLICT

8

11.

ENTIRE AGREEMENT

8

12.

TERM AND SURVIVAL

8

13.

NOTICES

8

THIS AGREEMENT is Made on this 20th day of January, 2010

Between:

(1)

AFRICAN PRECIOUS MINERALS LIMITED ("APM"), a company incorporated under the laws of the British Virgin Islands with registration number 599062 and having its registered office at C/o Coverdale Trust Services Limited, Simmonds Building, Wickams Cay 1, Road Town, Tortola, British Virgin Islands;

(2)

APM MINING LIMITED ("APM Mining"), a company incorporated under the laws of the British Virgin Islands with registration number 1557327 and having its registered office at C/o Trident Trust Company (BVI), Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands;

(3)

Adil Bin Salim Bin Sulaiman Al Fairuz, an Omani national with identification number 1496038;

(4)

Sadiq Bin Salim Bin Sulaiman Al Fairuz, an Omani national with identification number 01671419;

(5)

Yassar Bin Salim Bin Sulaiman Al Fairuz, an Omani national with identification number 02885875;

(6)

Sulainum Bin Salim Bin Sulaiman Al Fairuz, an Omani national with identification number-6028958; and

(7)

Mahmood Bin Salim Bin Sulaiman Al Fairuz, an Omani national with identification number 06028944,

(each an "AFM Shareholder" and together the "AFM Shareholders"), being the shareholders of Al Fariuz Mining

And

(8)

AL FAIRUZ MINING COMPANY LLC ("Al Fairuz  Mining"), a company incorporated under the laws of the Sultanate of Oman with registration number 1044741, with offices at P.O. Box 330, Postal Code 113, Muscat, Sultanate of Oman.

RECITALS:

A.

Whereas Al Fairuz Mining, the AFM Shareholders and APM have entered into the Earn-In Agreement pursuant to which APM agreed, among other things, to undertake the Block 5 Project and Al Fairuz Mining and the AFM Shareholder agreed, among other things, to grant certain earn in rights to APM, in each case subject to the terms and conditions of the Earn-In Agreement.

B.

Whereas APM wishes to undertake the Block 5 Project through its Affiliate, APM Mining, and has in this regard requested Al Fairuz Mining and the AFM Shareholders to agree to the novation of the Earn-In Agreement and the assignment of all of the rights, and the transfer of all of the obligations, liabilities, duties and responsibilities, of APM under the Earn-In Agreement. to APM Mining.

C.

Whereas Al Fairuz Mining and the AFM Shareholders agree to such novation, assignment and transfer subject to and in accordance with the terms of this Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.

DEFINITIONS AND INTERPRETATION

Capitalised terms used, but not defined, in this. Agreement have the meaning given to them in the Earn-In Agreement and, in addition, the following terms shall have the following meanings for the purposes of this Agreement (including its Recitals):

"Agreement" means this Novation Agreement;

"Earn-In Agreement" means the Earn-In Agreement dated 27 October 2009 entered into by and between APM, the AFM Shareholders, and Al Fairuz Mining;

"Signature Date" means the date on which the last party appends his signature to this Agreement;

"Novation Date" means the date on which the conditions precedent reflected in Clause 2 are fulfilled or waived, as the case may be; and

"Party" or "Parties" means a party or parties to this Agreement.

2.

CONDITIONS PRECEDENT

2.1

This Agreement is subject to the fulfilment (or, as to the case may be, waiver by Al Fairuz Mining and the AFM Shareholders) of the following conditions precedent within 21 Business Days of the Signature Date:

2.2

APM having provided to Al Fairuz Mining the following documents each in form and substance satisfactory to Al Fairuz Mining and each AFM Shareholder:

(a)

A copy of its constitutional documents duly notarised, consularised and attested;

(b)

A specimen of the signature of each person authorised on its behalf to enter into or witness the entry into of this Agreement or to sign or send any document or notice in connection with this Agreement;

(c)

A copy of a resolution of its board of directors (or equivalent) duly notarised, consularised and attested;

(i)

Approving its due entry into execution of and performance of its obligations under, this Agreement;

(ii)

Authorising a specified person or persons to execute this Agreement on its behalf and

(iii)

Authorising a specified person or persons, on its behalf to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

2.3

APM Mining .having provided to Al Fairuz Mining the following documents each in form and substance satisfactory to Al Fairuz Mining and each AFM Shareholder:

(a)

A copy of its constitutional documents duly notarised, consularised and attested;

(b)

A specimen of the signature of each person authorised on its behalf to enter into or witness the entry into of this Agreement or to sign or send any document or notice in connection with this Agreement;

(c)

A copy of a resolution of its board of directors (or equivalent) duly notarised, consularised and attested:

(i)

Approving its due entry into, execution of and performance of its obligations under this Agreement and the Earn-In Agreement as novated pursuant to and in accordance with the terms of this Agreement;

(ii)

Authorising a specified person or persons to execute this Agreement on its behalf; and

(iii)

Authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and /or despatched by it under or in connection with this Agreement

3.

NOVATION

3.1

With effect on and from the Novation Date:

(a)

APM Mining shall assume responsibility for all of APM's obligations and duties under the Earn-In Agreement and undertakes to Al Fairuz Mining and each AFM Shareholder to perform and discharge those obligations and duties in accordance with the terms of the Earn-In Agreement as if it were, and had been since the outset, a party thereto in place of APM;

(b)

APM Mining shall assume responsibility for all liabilities, claims, actions and demands made of or against APM where the same arise out of, or in relation to, the Earn-In Agreement and whether arising before, on or after the Novation Date;

(c)

In consideration of the matters referred to in Clauses 3.1(a) and 3.1(b) and except for its obligations under Clause 13 (Confidentiality) of the Earn-In Agreement, APM shall stand released and discharged from all claims, demands and liabilities under the Earn-In Agreement; and

(d)

All of APM's rights, interests and title in, to and under the Earn-In Agreement, whether arising before, on or after. the Novation Date are hereby assigned and transferred to APM Mining, and Al Fairuz Mining and the AFM Shareholders agree to and accept such assignment and transfer.

4.

REPRESENTATIONS AND WARRANTIES

4.1

Each of APM and APM Mining represents and warrants to Al Fairuz Mining and each AFM Shareholder that:

(a)

it is a company duly organized and validly existing under the laws of its jurisdiction of incorporation and has all the necessary power and authority, and has taken all actions necessary, to execute and deliver this Agreement, to consummate the transactions, contemplated herein and to perform its obligations hereunder; and

(b)

its entry into, delivery of and performance of its obligations under this Agreement does not and will not violate (i) any of its constitutive documents, (ii)any provision of law or regulation applicable to it or any of its assets, or (iii) any document or instrument to which it is a party or by which it is bound.

4.2

APM further warrants to AFM and each AFM Shareholder that it is not in breach of and has duly performed and observed all of its obligations and liabilities under and in connection with the Earn-In Agreement and that it has no claims or demands of any nature whatsoever in relation thereto and it irrevocably waives any such claims and demands that it may have (whether arising before, on or after the Novation Date).

5.

ACKNOWLEDGMENTS

5.1

APM Mining acknowledges, confirms and agrees that it has reviewed and been independently advised in respect of any and all information, documents, laws, regulations, rules, licenses, other authorizations and any other matters relating to the performance of the Earn-1n Agreement and the transactions contemplated by it and it has entered into the Earn-In Agreement (as novated by this Agreement) as a sophisticated investor and at all times on an arms's length commercial basis in all its dealings with AI Fairuz Mining and the. AFM Shareholders.

5.2

APM Mining further acknowledges, confirms and agrees that it shall at all times comply with, and ensure and procure that the Joint Venture and Al Fairuz Mining shall at all times comply with, all provisions of the Exploration License, the Mining Law (Royal Decree No.27/2003), any related or other Executive Regulations that may be issued from time to time and any and all other applicable laws, rules, and regulations. In this regard and during the term of the Earn-1n Agreement, APM Mining shall ensure and procure that Al Fairuz Mining shall take all such actions as may be necessary or desirable to, among other things, preserve the environment and employ and train Omani citizens in undertaking the activities contemplated by the Earn-In Agreement.

6.

FURTHER ASSURANCE

Each of APM and APM Mining shall, jointly and severally, use its best endeavours and at its own cost and expense, to (a) execute, and cause any third party to execute, all documents, consents and notices and (b) do, or cause or procure any third party to do, all things necessary or desirable in the reasonable opinion of Al Fairuz Mining and/ or any AFM Shareholder to bind APM Mining under the Earn-In Agreement as novated by this Agreement.

7.

INDEMNITY

APM and APM Mining shall, jointly and severally, indemnify each AFM Shareholder and Al Fairuz Mining against any losses, damages, costs, or expenses which they may sustain or incur in connection with the performance by APM or APM Mining of this Agreement or any transaction contemplated by it.

8.

CHANGE OF CONTROL, MERGER, ETC

8.1

APM Mining shall not, without the prior written consent (not to be unreasonably withheld) of Al Fairuz Mining and each AFM Shareholder, enter into, purport to enter into, permit or suffer any change of Control or any amalgamation, demerger, merger or reconstruction at any time during the term of the Earn In Agreement (as novated by this Agreement) and APM Mining shall immediately notify Al Fairuz Mining and the AFM Shareholders in writing if any of the events contemplated by this Clause is reasonably likely to occur.

8.2

Upon receiving such notice, Al Fairuz Mining and the AFM Shareholders agree to promptly enter into good faith discussions with APM Mining for a period not exceeding 30 (thirty) Business Days in order to assist Al Fairuz Mining and the AFM Shareholders to better understand the terms, scope, ambit and effect of any such event on, or in connection with, the terms of this Agreement, the Earn-In Agreement, the performance by APM Mining of its obligations under them and the transactions contemplated thereby, and which are or may be, in the sole discretion of Al Fairuz Mining and the AFM Shareholders, relevant to their decision whether or not to grant such consent.

9.

GOVERNING LAW AND JURISDICTION

9.1

This Agreement shall be governed by and construed in accordance with the laws of the Sultanate of Oman.

9.2

The Parties irrevocably agree that any dispute, controversy or claim arising out of or in connection with this Agreement or its formation ("Dispute") shall be finally settled by arbitration by three arbitrators appointed and proceeding in accordance with the Rules of Arbitration (the "Rules") of the International Chamber of Commerce (the "ICC") in force at the time of such Dispute as the exclusive means of resolving such Dispute.

 9.3

For purposes of appointing such arbitrators, each of the Parties hereto shall appoint One arbitrator and the third arbitrator shall be selected by the two Party-appointed arbitrators or, failing agreement between the two Party-appointed arbitrators within 10 (ten) Business Days after the appointment of the two Party-appointed arbitrators have been confirmed by the ICC in accordance with the Rules.

9.4

All submissions and awards in relation to arbitration under this Agreement, all arbitration proceedings and all pleadings shall be conducted in the English language. The arbitration proceedings shall be held in Muscat, Sultanate of Oman.

9.5

The decision of the arbitration panel shall include a statement of the reasons for its decision and shall be final and conclusively binding upon the Parties and shall be enforceable against them in any court having jurisdiction over them or any of their assets. The Parties further agree, subject to applicable law, to obtain the arbitration panel's agreement to preserve the confidentiality of the entire arbitration process and any award made in respect of the Dispute. Nothing in this Clause shall prevent any Party from applying to an Omani court having jurisdiction on an urgent basis in connection with any interim relief

10.

CONFLICT

In the event of any conflict or inconsistency between this Agreement and the Earn-In Agreement, this Agreement shalt, to the extent of that conflict or inconsistency, prevail.

11.

ENTIRE AGREEMENT

This Agreement encompasses the entire agreement between the Parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written and there are no warranties or representations between the Parties except as specifically set forth herein.

12.

TERM AND SURVIVAL

This Agreement and all its terms shall remain in full force and effect for the term of the Earn- In Agreement and the provisions of this Clause 12 and Clauses 7, 9 and 13 of this Agreement shall, survive the termination or purported termination of this Agreement or the Earn-In Agreement.

13.

NOTICES

13.1

A notice given under this Agreement shall be:

(a)

in writing in the English language (or be accompanied by a properly prepared translation into English);

(b)

sent for the attention of the person, and to the address given in this Clause 13 (or such other address or person as the relevant Party may notify to the other Party, midi notice to take effect 5 (five) days Thom the notice being received); and

(c)

(i)

delivered personally;

(ii)

delivered by commercial courier; or

(iii)

sent by pre-paid registered post.

13.2

The addresses for service of notice are as follows:

(a)

Al Fairuz Mining Company LLC and the AFM Shareholders: P.O. Box 330, Postal Code 113, Muscat, Sultanate of Oman.

(For the attention of the Managing Director)

(b)

African Precious Minerals Limited:

Ground Floor, Block C, Little Fourways Office Park,

1 Leslie Avenue East, Fourways, Gauteng, South Africa

(For the attention of the Managing Director)

(c)

AFM Mining Limited:

Ground Floor, Block C, Little Fairways Office Park,

1 Leslie Avenue East, Fourways, Gauteng, South Africa

(For the attention on the Managing Director)

13.3

A notice is deemed to have been received:

(a)

If delivered personally, at the time of delivery; or

(b)

If delivered by commercial courier, at the time of signature of the courier's receipt; or

(c)

If sent by pre-paid registered post, 48 hours from the date of posting; and

(d)

If a notice is received outside of normal business hours (meaning 8:00 am to 5:30 pm on a Business Day), then the notice will be deemed to have been received on the next following Business Day.

14.

COUNTERPARTS

This Agreement may be executed in any number of counterparts (including facsimile or PDF scanned copy counterparts), each of which is an original and which together have the same effect as if each Party had signed the same document.

Signed at Centurion on this 20th day of January, 2009

/s/Rudolph De Bruin

_________________________________

RUDOLPH DE BRUIN for and on behalf of AFRICAN PRECIOUS MINERALS LIMITED who warrants he is duly auhtorised thereto

Signed at Centurion on this 20th day of January, 2009

/s/ David Twist

_________________________________

DAVID TWIST for and on behalf of AFRICAN PRECIOUS MINERALS LIMITED who warrants he is duly auhtorised thereto

Signed at Muscat on this 20th day of January, 2009

/s/ Peter Ruxton

_________________________________

PETER RUXTON for and on behalf of APM MINING LIMITED who warrants he is duly auhtorised thereto

Signed at Muscat on this 20th day of January, 2009

/s/Yasser Bin Salim Bin Sulaiman Al Fairuz

_________________________________

for and on behalf of AL FAIRUZ MINING COMPANY LLC who warrants he is duly auhtorised thereto

Signed at Muscat on this 20th day of January, 2009

/s/ Adil Bin Salim Bin Sulaiman Al Fairuz

_________________________________

Adil Bin Salim Bin Sulaiman Al Fairuz

Signed at Muscat on this 20th day of January, 2009

/s/ Sadiq Bin Salim Bin Sulaiman Al Fairuz

_________________________________

Sadiq Bin Salim Bin Sulaiman Al Fairuz

Signed at Muscat on this 20th day of January, 2009

/s/ Yasser Bin Salim Bin Sulaiman Al Fairuz

_________________________________

Yasser Bin Salim Bin Sulaiman Al Fairuz

Signed at Muscat on this 20th day of January, 2009

/s/ Sulaiman Bin Salim Bin Sulaiman Al Fairuz

_________________________________

Sulaiman Bin Salim Bin Sulaiman Al Fairuz

Signed at Muscat on this 20th day of January, 2009

/s/ Mahmood Bin Salim Bin Sulaiman Al Fairuz

_________________________________

Mahmood Bin Salim Bin Sulaiman Al Fairuz